SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

Current Report Pursuant to Section 13 of 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported):

Commission file number

October 14, 2003

0-11757

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	71-0335111
(STATE OF OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION	(I.R.S. EMPLOYER IDENTIFICATION NO.)

615 J.B. Hunt Corporate Drive Lowell, Arkansas	72745
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code:

(479) 820-0000

Item 7.            Financial Statements and Exhibits

(c)       Exhibits

            99.1     News release issued by the registrant on October 14, 2003.

Item 12.         Results of Operations and Financial Condition

On October 14, 2003, the registrant issued a news release announcing its revenues and earnings for the third quarter of 2003.  A copy of the news release is filed as an exhibit to this Form 8-K.

The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Lowell, Arkansas, on the 14th day of October, 2003.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ Kirk Thompson
Kirk Thompson
President and Chief Executive Officer

BY:	/s/ Jerry W. Walton
Jerry W. Walton
Executive Vice President, Finance and
Administration,
Chief Financial Officer

BY:	/s/ Donald G. Cope
Donald G. Cope
Senior Vice President, Controller,
Chief Accounting Officer